SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Green Mountain Coffee Roasters, Inc.

33 Coffee Lane

Waterbury, VT 05676

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

and

NOTICE OF ANNUAL MEETING

Proxy materials for the 2012 Annual Meeting of Shareholders of Green Mountain Coffee Roasters, Inc. are now available on the Internet or by mail. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

Dear Shareholder,

The Annual Meeting of Shareholders of Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), will be held at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403 on Thursday, March 22, 2012 at 10:00 AM to vote on proposals:

(I)	To elect William D. Davis, Jules A. del Vecchio and Robert P. Stiller as Class I directors to serve a three-year term until the Company’s Annual Meeting in 2015;

(II)	Advisory vote on executive compensation.

(III)	To amend Article Fourth of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of $0.10 par value Common Stock;

(IV)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year; and

(V)	To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “For” Proposals I, II, III and IV.

*Shareholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

The Proxy Materials are available for review at:

http://www.cstproxy.com/greenmountaincoffee/2012

Green Mountain Coffee Roasters, Inc.

33 Coffee Lane

Waterbury, VT 05676

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held March 22, 2012. The Proxy Statement and our 2011 Annual Report to Shareholders are available at: http://www.cstproxy.com/greenmountaincoffee/2012

This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before March 14, 2012 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/greenmountaincoffee/2012

-	the Company’s Annual Report for the year ending September 24, 2011.
-	the Company’s 2012 Proxy Statement.

Directions to attend the meeting can be found in the Proxy Statement.

ACCESSING YOUR PROXY MATERIALS ON LINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or

By logging on to http://www.cstproxy.com/greenmountaincoffee/2012

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.